                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 11, 2004



                          WEBSTER FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       001-31486                06-1187536
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                   Webster Plaza, Waterbury, Connecticut 06702
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 578-2476
                                                          ------------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.


(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.

The following exhibits are filed herewith for incorporation by reference into the registration statement on Form S-3 (Nos. 333-112566, 333-112566-01, 333-112566-02 and 333-112566-03) filed by Webster Financial Corporation, Webster Capital Trust IV, Webster Capital Trust V and Webster Capital Trust VI on February 6, 2004.


Exhibit No.         Description
-----------         -----------
4.2                 Form of Amended and Restated Trust Agreement of Webster
                    Capital Trust IV (including the form of trust preferred securities).

4.3 Form of Amended and Restated Trust Agreement of Webster Capital Trust V (including the form of trust preferred securities).

4.4 Form of Amended and Restated Trust Agreement of Webster Capital Trust VI (including the form of trust preferred securities).

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

5.2 Opinion of Morris, James, Hitchens & Williams LLP regarding the legality of the securities being registered.

23.1                Consent of Hogan & Hartson L.L.P. (included as part of
                    Exhibit 5.1).

23.3 Consent of Morris, James, Hitchens & Williams LLP (included as part of Exhibit 5.2).

25.1 Form T-1 of The Bank of New York, as Property Trustee, under the Amended and Restated Trust Agreement of Webster Capital Trust IV.

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25.2                Form T-1 of The Bank of New York, as Property Trustee,
                    under the Amended and Restated Trust Agreement of Webster Capital Trust V.

25.3 Form T-1 of The Bank of New York, as Property Trustee, under the Amended and Restated Trust Agreement of Webster Capital Trust VI.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WEBSTER FINANCIAL CORPORATION
                                                 -----------------------------
                                                 (Registrant)



                                                 /s/ William J. Healy
                                                 -----------------------------
                                                 William J. Healy
                                                 Executive Vice President and
                                                 Chief Financial Officer


Date: March 11, 2004


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                                             EXHIBIT INDEX


Exhibit
No.                 Description
-----------         -----------
4.2                 Form of Amended and Restated Trust Agreement of Webster
                    Capital Trust IV (including the form of trust preferred securities).

4.3 Form of Amended and Restated Trust Agreement of Webster Capital Trust V (including the form of trust preferred securities).

4.4 Form of Amended and Restated Trust Agreement of Webster Capital Trust VI (including the form of trust preferred securities).

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

5.2 Opinion of Morris, James, Hitchens & Williams LLP regarding the legality of the securities being registered.

23.1                Consent of Hogan & Hartson L.L.P. (included as part of
                    Exhibit 5.1).

23.3 Consent of Morris, James, Hitchens & Williams LLP (included as part of Exhibit 5.2).

25.1 Form T-1 of The Bank of New York, as Property Trustee, under the Amended and Restated Trust Agreement of Webster Capital Trust IV.

25.2 Form T-1 of The Bank of New York, as Property Trustee, under the Amended and Restated Trust Agreement of Webster Capital Trust V.

25.3 Form T-1 of The Bank of New York, as Property Trustee, under the Amended and Restated Trust Agreement of Webster Capital Trust VI.